Exhibit 99.1

HEI 2012 Statistical Supplement Shelee M. T. Kimura Manager, Investor Relations and Strategic Planning Phone: 808-543-7384 Fax: 808-203-1164 E-mail: skimura@hei.com

10 Hawaiian Electric Industries, Inc. 2012 Statistical Supplement TABLE OF CONTENTS Page Forward-Looking Statements ii HEI Consolidated Selected Financial Information 1 Consolidated Statements of Income & Comprehensive Income 2 Consolidated Balance Sheets 3 Consolidated Statements of Changes in Shareholders' Equity 4 Consolidated Statements of Cash Flows 5 Consolidated Capitalization & Long-term Debt Maturities 7 GAAP and Non-GAAP (Core) Earnings and Return on Average Common Equity 8 Hawaiian Electric Company Selected Data 9 Consolidated Statements of Income and Retained Earnings 10 Consolidated Balance Sheets 11 Consolidated Statements of Cash Flows 12 Cumulative Preferred Stock Not Subject to Mandatory Redemption 13 Long-term Debt 14 Customer, Sales and Revenue Data 16 Power Supply Data 18 American Savings Bank Selected Data 19 Consolidated Statements of Income 20 Consolidated Balance Sheets 21 Other State of Hawaii Data 22 Appendix – Explanation of HEI’s Use of Certain Unaudited Non-GAAP Measures 23 i

Forward-Looking Statements This report and other presentations made by Hawaiian Electric Industries, Inc. (HEI) and Hawaiian Electric Company, Inc. (HECO) and their subsidiaries contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries (collectively, the Company), the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance. Risks, uncertainties and other important factors that could cause actual results to differ materially from those described in forward-looking statements and from historical results include, but are not limited to, the following: • international, national and local economic conditions, including the state of the Hawaii tourism, defense and construction industries, the strength or weakness of the Hawaii and continental U.S. real estate markets (including the fair value and/or the actual performance of collateral underlying loans held by American Savings Bank, F.S.B. (ASB), which could result in higher loan loss provisions and write-offs), decisions concerning the extent of the presence of the federal government and military in Hawaii, the implications and potential impacts of U.S. and foreign capital and credit market conditions and federal, state and international responses to those conditions, and the potential impacts of global developments (including global economic conditions and uncertainties, unrest, conflict and the overthrow of governmental regimes in North Africa and the Middle East, terrorist acts, the war on terrorism, continuing U.S. presence in Afghanistan and potential conflict or crisis with North Korea or Iran); • weather and natural disasters (e.g., hurricanes, earthquakes, tsunamis, lightning strikes and the potential effects of global warming, such as more severe storms and rising sea levels), including their impact on Company operations and the economy; • the timing and extent of changes in interest rates and the shape of the yield curve; • the ability of the Company to access credit markets to obtain commercial paper and other short-term and long-term debt financing (including lines of credit) and to access capital markets to issue HEI common stock under volatile and challenging market conditions, and the cost of such financings, if available; • the risks inherent in changes in the value of the Company’s pension and other retirement plan assets and ASB’s securities available for sale; • changes in laws, regulations, market conditions and other factors that result in changes in assumptions used to calculate retirement benefits costs and funding requirements; • the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act) and of the rules and regulations that the Dodd-Frank Act requires to be promulgated; • increasing competition in the banking industry (e.g., increased price competition for deposits, or an outflow of deposits to alternative investments, which may have an adverse impact on ASB’s cost of funds); • the implementation of the Energy Agreement with the State of Hawaii and Consumer Advocate (Energy Agreement) setting forth the goals and objectives of a Hawaii Clean Energy Initiative (HCEI), revenue decoupling and the fulfillment by the electric utilities of their commitments under the Energy Agreement (given the Public Utilities Commission of the State of Hawaii (PUC) approvals needed; the PUC’s potential delay in considering (and potential disapproval of actual or proposed) HCEI-related costs; reliance by the Company on outside parties like the state, independent power producers (IPPs) and developers; potential changes in political support for the HCEI; and uncertainties surrounding wind power, the proposed undersea cables, biofuels, environmental assessments and the impacts of implementation of the HCEI on future costs of electricity); • capacity and supply constraints or difficulties, especially if generating units (utility-owned or IPP-owned) fail or measures such as demand-side management (DSM), distributed generation, combined heat and power or other firm capacity supply-side resources fall short of achieving their forecasted benefits or are otherwise insufficient to reduce or meet peak demand; • fuel oil price changes, performance by suppliers of their fuel oil delivery obligations and the continued availability to the electric utilities of their energy cost adjustment clauses (ECACs); • the continued availability to the electric utilities of other cost recovery mechanisms, including the purchased power adjustment clauses (PPACs), revenue adjustment mechanisms (RAMs) and pension and postretirement benefits other than pensions (OPEB) tracking mechanisms, and the continued decoupling of revenues from sales; • the impact of fuel price volatility on customer satisfaction and political and regulatory support for the utilities; ii

• the risks associated with increasing reliance on renewable energy, as contemplated under the Energy Agreement, including the availability and cost of non-fossil fuel supplies for renewable energy generation and the operational impacts of adding intermittent sources of renewable energy to the electric grid; • the ability of IPPs to deliver the firm capacity anticipated in their power purchase agreements (PPAs); • the ability of the electric utilities to negotiate, periodically, favorable fuel supply and collective bargaining agreements; • new technological developments that could affect the operations and prospects of HEI and its subsidiaries (including HECO and its subsidiaries and ASB) or their competitors; • cyber security risks and the potential for cyber incidents, including potential incidents at HEI, ASB and HECO and their subsidiaries (including at ASB branches and at the electric utility plants) and incidents at data processing centers they use, to the extent not prevented by intrusion detection and prevention systems, anti-virus software, firewalls and other general information technology controls; • federal, state, county and international governmental and regulatory actions, such as changes in laws, rules and regulations applicable to HEI, HECO, ASB and their subsidiaries (including changes in taxation, increases in capital requirements, regulatory changes resulting from the HCEI, environmental laws and regulations (including resulting compliance costs and risks of fines and penalties), the regulation of greenhouse gas (GHG) emissions, governmental fees and assessments (such as Federal Deposit Insurance Corporation assessments), and potential carbon “cap and trade” legislation that may fundamentally alter costs to produce electricity and accelerate the move to renewable generation); • decisions by the PUC in rate cases and other proceedings (including the risks of delays in the timing of decisions, adverse changes in final decisions from interim decisions and the disallowance of project costs as a result of adverse regulatory audit reports or otherwise); • decisions by the PUC and by other agencies and courts on land use, environmental and other permitting issues (such as required corrective actions and restrictions and penalties that may arise, such as with respect to environmental conditions or renewable portfolio standards (RPS)); • potential enforcement actions by the Office of the Comptroller of the Currency, the Federal Reserve Board (FRB), the Federal Deposit Insurance Corporation (FDIC) and/or other governmental authorities (such as consent orders, required corrective actions, restrictions and penalties that may arise, for example, with respect to compliance deficiencies under existing or new banking and consumer protection laws and regulations or with respect to capital adequacy); • ability to recover increasing costs and earn a reasonable return on capital investments not covered by revenue adjustment mechanisms; • the risks associated with the geographic concentration of HEI’s businesses and ASB’s loans, ASB’s concentration in a single product type (i.e., first mortgages) and ASB’s significant credit relationships (i.e., concentrations of large loans and/or credit lines with certain customers); • changes in accounting principles applicable to HEI, HECO, ASB and their subsidiaries, including the possible adoption of International Financial Reporting Standards or new U.S. accounting standards, the potential discontinuance of regulatory accounting and the effects of potentially required consolidation of variable interest entities (VIEs) or required capital lease accounting for PPAs with IPPs; • changes by securities rating agencies in their ratings of the securities of HEI and HECO and the results of financing efforts; • faster than expected loan prepayments that can cause an acceleration of the amortization of premiums on loans and investments and the impairment of mortgage-servicing assets of ASB; • changes in ASB’s loan portfolio credit profile and asset quality which may increase or decrease the required level of allowance for loan losses and charge-offs; • changes in ASB’s deposit cost or mix which may have an adverse impact on ASB’s cost of funds; • the final outcome of tax positions taken by HEI, HECO, ASB and their subsidiaries; • the risks of suffering losses and incurring liabilities that are uninsured (e.g., damages to the utilities’ transmission and distribution system and losses from business interruption) or underinsured (e.g., losses not covered as a result of insurance deductibles or other exclusions or exceeding policy limits); and • other risks or uncertainties described elsewhere in other reports (e.g., Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K) previously and subsequently filed by HEI and/or HECO with the Securities and Exchange Commission (SEC). Forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, HECO, ASB and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. iii

SELECTED FINANCIAL INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2012	2011	2010	2009	2008
(dollars in thousands, except per share amounts)					
Results of operations					
Revenues	$ 3,374,995	$ 3,242,335	$ 2,664,982	$ 2,309,590	$ 3,218,920
Net income for common stock	138,658	138,230	113,535	83,011	90,278
Basic earnings per common share	1.43	1.45	1.22	0.91	1.07
Diluted earnings per common share	1.42	1.44	1.21	0.91	1.07
Dividends per common share	1.24	1.24	1.24	1.24	1.24
Operating income (loss)					
Electric utility	$ 213,012	$ 215,134	$ 178,388	$ 169,671	$ 191,359
Bank	88,433	91,601	92,588	31,764	26,952
Other	(17,249)	(17,039)	(14,765)	(13,771)	(14,154)
	$ 284,196	$ 289,696	$ 256,211	$ 187,664	$ 204,157
Assets [1]					
Electric utility	$ 5,108,793	$ 4,674,007	$ 4,287,745	$ 3,978,392	$ 3,857,855
Bank	5,041,673	4,909,974	4,796,759	4,940,985	5,437,120
Other	(1,334)	10,496	2,905	5,625	1,853
	$ 10,149,132	$ 9,594,477	$ 9,087,409	$ 8,925,002	$ 9,296,828
Capital structure [1, 2]					
Short-term borrowings - other than bank	$ 83,693	$ 68,821	$ 24,923	$ 41,989	$ -
Long-term debt, net - other than bank	1,422,872	1,340,070	1,364,942	1,364,815	1,211,501
Preferred stock of subsidiaries	34,293	34,293	34,293	34,293	34,293
Common stock equity	1,593,865	1,528,706	1,480,394	1,438,405	1,386,211
	$ 3,134,723	$ 2,971,890	$ 2,904,552	$ 2,879,502	$ 2,632,005
Capital structure ratios [1, 2]					
Short-term borrowings - other than bank	2.7%	2.3%	0.8%	1.5%	- %
Long-term debt, net - other than bank	45.4	45.1	47.0	47.4	46.0
Preferred stock of subsidiaries	1.1	1.2	1.2	1.2	1.3
Common stock equity	50.8	51.4	51.0	49.9	52.7
	100.0%	100.0%	100.0%	100.0%	100.0%
Key financial ratios					
Market price to book value per common share [1]	154%	166%	146%	134%	144%
Price earnings ratio [3]	17.6x	18.3x	18.7x	23.0x	20.7x
Return on average common equity	8.9%	9.2%	7.8%	5.9%	6.8%
Indicated annual yield [1]	4.9%	4.7%	5.4%	5.9%	5.6%
Dividend payout ratio	87%	86%	102%	137%	116%
Full-time employees					
HECO and its subsidiaries	2,658	2,518	2,317	2,297	2,203
ASB and its subsidiaries	1,170	1,096	1,075	1,119	1,313
Consolidated HEI	3,870	3,654	3,426	3,453	3,560

1 At December 31. The Company has revised its electric utilities' previously issued financial statements to correct an error that resulted in the understatement of franchise taxes, net of tax benefits, that should have been recorded in years prior to 2008.

2 Excludes ASB's deposit liabilities and other borrowings.

3 Calculated using December 31 market price per common share divided by basic earnings per common share.

Note: This report should be read in conjunction with HEI's Form 10-K for each year.

1

CONSOLIDATED STATEMENTS OF INCOME

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2012	2011	2010	2009	2008
(in thousands, except per share amounts)					
Revenues					
Electric utility	$ 3,109,439	$ 2,978,690	$ 2,382,366	$ 2,035,009	$ 2,860,350
Bank	265,539	264,407	282,693	274,719	358,553
Other	17	(762)	(77)	(138)	17
Total revenues	3,374,995	3,242,335	2,664,982	2,309,590	3,218,920
Expenses					
Electric utility	2,896,427	2,763,556	2,203,978	1,865,338	2,668,991
Bank	177,106	172,806	190,105	242,955	331,601
Other	17,266	16,277	14,688	13,633	14,171
Total expenses	3,090,799	2,952,639	2,408,771	2,121,926	3,014,763
Operating income (loss)					
Electric utility	213,012	215,134	178,388	169,671	191,359
Bank	88,433	91,601	92,588	31,764	26,952
Other	(17,249)	(17,039)	(14,765)	(13,771)	(14,154)
Total operating income	284,196	289,696	256,211	187,664	204,157
Interest expense - other than on deposit liabilities and other bank borrowings	(78,151)	(82,106)	(81,538)	(76,330)	(76,142)
Allowance for borrowed funds used during construction	4,355	2,498	2,558	5,268	3,741
Allowance for equity funds used during construction	7,007	5,964	6,016	12,222	9,390
Income before income taxes	217,407	216,052	183,247	128,824	141,146
Income taxes	76,859	75,932	67,822	43,923	48,978
Net income	140,548	140,120	115,425	84,901	92,168
Preferred stock dividends of subsidiaries	1,890	1,890	1,890	1,890	1,890
Net income for common stock	$ 138,658	$ 138,230	$ 113,535	$ 83,011	$ 90,278
Basic earnings per common share	$ 1.43	$ 1.45	$ 1.22	$ 0.91	$ 1.07
Diluted earnings per common share	$ 1.42	$ 1.44	$ 1.21	$ 0.91	$ 1.07
Dividends per common share	$ 1.24	$ 1.24	$ 1.24	$ 1.24	$ 1.24
Weighted-average number of common shares outstanding	96,908	95,510	93,421	91,396	84,631
Adjusted weighted-average shares	97,338	95,820	93,693	91,516	84,720

Note: See HEI's "Notes to Consolidated Financial Statements" included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2012	2011	2010	2009	2008
(in thousands)					
Net income for common stock	$ 138,658	$ 138,230	$ 113,535	$ 83,011	$ 90,278
Other comprehensive income (loss), net of taxes:					
Net unrealized gains (losses) on securities:					
Net unrealized gains (losses) arising during the period, net of taxes	956	6,578	(1,196)	12,938	(30,124)
Less: reclassification adjustment for net realized losses (gains) included in net income, net of taxes	(81)	(224)	-	28,596	15,142
Derivatives qualified as cash flow hedges:					
Net unrealized holding losses arising during the period, net of tax benefits	-	(8)	(1,169)	-	-
Less: reclassification adjustment to net income, net of tax benefits	236	181	-	-	-
Retirement benefit plans:					
Net transition asset arising during the period, net of taxes	-	-	-	6,549	-
Prior service credit arising during the period, net of taxes	-	6,943	4,712	1,446	992
Net gains (losses) arising during the period, net of taxes	(99,159)	(130,191)	(44,626)	64,547	(175,240)
Less: amortization of transition obligation, prior service credit and net losses recognized during the period in net periodic benefit cost, net of tax benefits	15,291	9,364	4,030	10,754	5,801
Less: reclassification adjustment for impact of D&Os of the PUC included in regulatory assets, net of taxes	75,471	100,692	33,499	(75,756)	152,256
Other comprehensive income (loss), net of taxes	(7,286)	(6,665)	(4,750)	49,074	(31,173)
Comprehensive income attributable to Hawaiian Electric Industries, Inc.	$ 131,372	$ 131,565	$ 108,785	$ 132,085	$ 59,105

Note: See HEI's "Notes to Consolidated Financial Statements" included or incorporated in HEI's Form 10-K for each year.

2

SELECTED DATA Hawaiian Electric Company, Inc. and Subsidiaries Unaudited Years ended December 31 2012 2011 2010 2009 2008 (in thousands) CAPITAL STRUCTURE 1 Short-term borrowings -$ -$ -$ -$ 41,550$ Long-term debt, net, including current portion 1,147,872 1,058,070 1,057,942 1,057,815 904,501 Preferred stock 34,293 34,293 34,293 34,293 34,293 Common stock equity 2 1,472,136 1,402,841 1,334,155 1,303,165 1,185,599 2,654,301$ 2,495,204$ 2,426,390$ 2,395,273$ 2,165,943$ CAPITAL STRUCTURE RATIOS (%) 1 Short-term borrowings - - - - 1.9 Long-term debt, net, including current portion 43.2 42.4 43.6 44.2 41.8 Preferred stock 1.3 1.4 1.4 1.4 1.6 Common stock equity 55.5 56.2 55.0 54.4 54.7 100.0 100.0 100.0 100.0 100.0 KEY FINANCIAL RATIOS (%) Ratio of earnings to fixed charges (SEC method) 3.37 3.52 2.88 2.99 3.48 Authorized return on rate base 3 HECO 8.11 8.16 8.16 8.66 8.66 HELCO 8.31 8.33 8.33 9.14 9.14 MECO 8.15 8.67 8.67 8.83 8.83 Earned rate-making return on simple average rate base 4 HECO 8.15 6.83 5.93 6.12 7.05 HELCO 6.99 8.78 5.86 5.70 7.21 MECO 5.95 7.07 4.86 4.99 7.03 Authorized return on simple average common equity 3 HECO 10.00 10.00 10.00 7 10.70 10.70 HELCO 10.00 10.70 10.70 11.50 11.50 MECO 10.00 10.70 10.70 10.94 10.94 Earned rate-making return on simple average common equity 5 HECO 10.56 8.03 6.15 7.02 8.07 HELCO 7.79 10.85 6.24 6.89 9.39 MECO 6.69 8.10 3.90 4.76 8.54 Book return on simple average common equity 6 HECO 7.57 6.43 6.08 6.74 7.60 HELCO 5.90 9.68 6.51 6.84 9.31 MECO 5.44 7.73 4.00 4.69 8.41 RATE BASE (in millions, simple average) HECO 1,532$ 8 1,401$ 1,406$ 1,276$ 1,178$ HELCO 454 8 453 458 417 369 MECO 403 8 385 382 386 387 2,389$ 2,239$ 2,246$ 2,079$ 1,934$ DEPRECIATION AND AFUDC (%) Composite annual depreciation rate 3.1 3.2 3.5 3.8 3.8 Accumulated depreciation as percent of gross plant 1 36.7 37.5 38.4 37.9 38.0 Weighted-average AFUDC rate 7.6 8.0 8.1 8.1 8.1 1 At December 31 2 Certain reclassifications have been made to prior years' financial statements to conform to the 2012 presentation, which did not affect previously reported results of operations. 3 Reflects latest final decision and order as of the end of the respective years. The return on rate base used by the PUC for purposes of the most recent interim decision and order in MECO's rate case was 7.91%. 4 Based on recorded income and average rate base, both adjusted for items not included in determining electric rates. 5 Beginning in 2011, this calculation is based on recorded income and the average common equity capitalization of the average rate base, both adjusted for items not included in determining electric rates. Prior to 2011, it was based on average common equity on the balance sheet adjusted for items not included in determining electric rates. 6 Based on recorded net income divided by average common equity, simple average method. 7 Represents the authorized return from the 2009 test year final D&O effective March 1, 2011. 8 The 12/31/12 rate base amounts for HECO, HELCO and MECO were $1,605, $456 and $414, respectively.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

(in thousands, except per share amounts)	Common stock Shares	Common stock Amount	Retained earnings	Accumulated other comprehensive income (loss)	Total
Balance, December 31, 2007	83,432	$ 1,072,101	$ 221,925	$ (21,842)	$ 1,272,184
Net income for common stock	-	-	90,278	-	90,278
Other comprehensive loss, net of tax benefits	-	-	-	(31,173)	(31,173)
Issuance of common stock:					
Common stock offering	5,000	115,000	-	-	115,000
Dividend reinvestment and stock purchase plan	1,425	34,607	-	-	34,607
Retirement savings and other plans	659	15,267	-	-	15,267
Expenses and other, net	-	(5,346)	-	-	(5,346)
Common stock dividends	-	-	(104,606)	-	(104,606)
Balance, December 31, 2008	90,516	1,231,629	207,597	(53,015)	1,386,211
Net income for common stock	-	-	83,011	-	83,011
Other comprehensive income, net of taxes	-	-	-	49,074	49,074
Cumulative effect of adoption of a standard on other-than-temporary impairment recognition, net of taxes	-	-	3,781	(3,781)	-
Issuance of common stock:					
Dividend reinvestment and stock purchase plan	1,714	27,701	-	-	27,701
Retirement savings and other plans	291	4,771	-	-	4,771
Expenses and other, net	-	1,056	-	-	1,056
Common stock dividends	-	-	(113,419)	-	(113,419)
Balance, December 31, 2009	92,521	1,265,157	180,970	(7,722)	1,438,405
Net income for common stock	-	-	113,535	-	113,535
Other comprehensive loss, net of tax benefits	-	-	-	(4,750)	(4,750)
Issuance of common stock:					
Dividend reinvestment and stock purchase plan	1,685	37,296	-	-	37,296
Retirement savings and other plans	485	8,934	-	-	8,934
Expenses and other, net	-	2,812	-	-	2,812
Common stock dividends	-	-	(115,838)	-	(115,838)
Balance, December 31, 2010	94,691	1,314,199	178,667	(12,472)	1,480,394
Net income for common stock	-	-	138,230	-	138,230
Other comprehensive loss, net of tax benefits	-	-	-	(6,665)	(6,665)
Issuance of common stock:					
Dividend reinvestment and stock purchase plan	879	21,217	-	-	21,217
Retirement savings and other plans	468	10,318	-	-	10,318
Expenses and other, net	-	3,712	-	-	3,712
Common stock dividends	-	-	(118,500)	-	(118,500)
Balance, December 31, 2011	96,038	1,349,446	198,397	(19,137)	1,528,706
Net income for common stock	-	-	138,658	-	138,658
Other comprehensive loss, net of tax benefits	-	-	-	(7,286)	(7,286)
Issuance of common stock:					
Dividend reinvestment and stock purchase plan	1,560	41,295	-	-	41,295
Retirement savings and other plans	330	8,196	-	-	8,196
Expenses and other, net	-	4,547	-	-	4,547
Dividend equivalents paid on equity-classified awards	-	-	(101)	-	(101)
Common stock dividends	-	-	(120,150)	-	(120,150)
Balance, December 31, 2012	97,928	$ 1,403,484	$ 216,804	$ (26,423)	$ 1,593,865

Note: See HEI's "Notes to Consolidated Financial Statements" included or incorporated in HEI's Form 10-K for each year.

4

CONSOLIDATED STATEMENTS OF CASH FLOWS

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2012	2011	2010	2009	2008
(in thousands)					
Cash flows from operating activities					
Net income	$ 140,548	$ 140,120	$ 115,425	$ 84,901	$ 92,168
Adjustments to reconcile net income					
to net cash provided by operating activities					
Depreciation of property, plant and equipment	150,389	148,152	154,523	151,282	150,977
Other amortization	7,958	19,318	4,605	5,389	5,085
Provision for loan losses	12,883	15,009	20,894	32,000	10,334
Impairment of utility assets	40,000	9,215	-	-	-
Gain on pension curtailment	-	-	-	-	(472)
Loans receivable originated and purchased, held for sale	(519,622)	(267,656)	(360,527)	(443,843)	(204,457)
Proceeds from sale of loans receivable, held for sale	513,000	273,932	392,406	471,194	185,291
Net losses (gains) on sale of investment and mortgage-related securities	(134)	(371)	-	32,034	17,376
Other-than-temporary impairment on available-for-sale mortgage-related securities	-	-	-	15,444	7,764
Change in deferred income taxes	90,848	79,444	97,791	12,787	5,134
Change in excess tax benefits from share-based payment arrangements	(61)	35	45	310	(405)
Allowance for equity funds used during construction	(7,007)	(5,964)	(6,016)	(12,222)	(9,390)
Change in cash overdraft	-	(2,688)	(141)	-	-
Changes in assets and liabilities					
Decrease (increase) in accounts receivable and unbilled revenues, net	(18,501)	(77,326)	(25,880)	59,550	(6,219)
Increase (decrease) in accounts, interest and dividends payable	(39,738)	(34,480)	22,410	3,410	(18,715)
Change in other assets and liabilities	(136,021)	(46,374)	(74,818)	(127,768)	25,343
Net cash provided by operating activities	234,542	250,366	340,717	284,468	259,814
Cash flows from investing activities					
Available-for-sale investment and mortgage-related securities purchased	(243,633)	(361,876)	(714,552)	(297,864)	(489,264)
Principal repayments on available-for-sale investment and mortgage-related securities	191,253	389,906	465,437	357,233	610,521
Proceeds from sale of available-for-sale investment and mortgage-related securities	3,548	32,799	-	185,134	1,311,596
Proceeds from sale of other investments	-	-	-	-	17
Net decrease (increase) in loans held for investment	(112,730)	(181,080)	118,892	484,960	(92,241)
Proceeds from sale of real estate acquired in settlement of loans	11,336	8,020	5,967	1,555	-
Capital expenditures	(325,480)	(235,116)	(182,125)	(304,761)	(282,051)
Contributions in aid of construction	45,982	23,534	22,555	14,170	17,319
Other	2,677	(2,974)	5,092	1,199	1,116
Net cash provided by (used in) investing activities	$ (427,047)	$ (326,787)	$ (278,734)	$ 441,626	$ 1,077,013

(continued on next page)

Note: See HEI's "Notes to Consolidated Financial Statements" included or incorporated in HEI's Form 10-K for each year.

5

CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued) Hawaiian Electric Industries, Inc. and Subsidiaries Unaudited Years ended December 31 2012 2011 2010 2009 2008 (in thousands) Cash flows from financing activities Net increase (decrease) in deposit liabilities $159,884 $94,660 $(83,388) $(121,415) $(167,085) Net increase (decrease) in short-term borrowings with original maturities of three months or less 14,872 43,898 (17,066) 41,989 (91,780) Net increase (decrease) in retail repurchase agreements (37,291) 10,910 (60,308) (3,829) (37,142) Proceeds from other bank borrowings 5,000 - - 310,000 2,592,635 Repayments of other bank borrowings (5,000) (15,000) - (689,517) (3,682,119) Proceeds from issuance of long-term debt 457,000 125,000 - 153,186 19,275 Repayments of long-term debt (375,500) (150,000) - - (50,000) Change in excess tax benefits from share-based payment arrangements 61 (35) (45) (310) 405 Net proceeds from issuance of common stock 23,613 15,979 22,706 15,329 136,443 Common stock dividends (96,202) (106,812) (93,034) (96,843) (83,604) Preferred stock dividends of subsidiaries (1,890) (1,890) (1,890) (1,890) (1,890) Other (2,645) (675) (2,229) (12,307) 1,615 Net cash provided by (used in) financing activities 141,902 16,035 (235,254) (405,607) (1,363,247) Net increase (decrease) in cash and cash equivalents (50,603) (60,386) (173,271) 320,487 (26,420) Cash and cash equivalents, January 1 270,265 330,651 503,922 183,435 209,855 Cash and cash equivalents, December 31 $219,662 $270,265 $330,651 $503,922 $183,435 Note: See HEI's “Notes to Consolidated Financial Statements” included or incorporated in HEI's Form 10-K for each year. 6

CONSOLIDATED CAPITALIZATION

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31 (in thousands)	2012	2011	2010	2009	2008
Short-term borrowings - other than bank [1]	$ 83,693	$ 68,821	$ 24,923	$ 41,989	$ -
Long-term debt - other than bank [1]					
Long-term debt of electric utility subsidiaries [2]	1,147,872	1,058,070	1,057,942	1,057,815	904,501
HEI, senior notes, 4.41% due 2016	75,000	75,000	-	-	-
HEI, senior notes, 5.67% due 2021	50,000	50,000	-	-	-
HEI, medium-term notes, Series B 7.13%, paid in 2012	-	7,000	7,000	7,000	7,000
HEI, medium-term notes, Series C 6.51% due in 2014	100,000	100,000	100,000	100,000	100,000
HEI, medium-term notes, Series D 5.25% due in 2013	50,000	50,000	50,000	50,000	50,000
HEI, medium-term notes, Series D 4.23% paid in 2011	-	-	50,000	50,000	50,000
HEI, medium-term notes, Series D 6.141% paid in 2011	-	-	100,000	100,000	100,000
	1,422,872	1,340,070	1,364,942	1,364,815	1,211,501
Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Shareholders' equity					
Preferred stock	-	-	-	-	-
Common stock	1,403,484	1,349,446	1,314,199	1,265,157	1,231,629
Retained earnings	216,804	198,397	178,667	180,970	207,597
Accumulated other comprehensive loss, net of tax benefits	(26,423)	(19,137)	(12,472)	(7,722)	(53,015)
	1,593,865	1,528,706	1,480,394	1,438,405	1,386,211
Total capitalization	$ 3,134,723	$ 2,971,890	$ 2,904,552	$ 2,879,502	$ 2,632,005

LONG-TERM DEBT MATURITIES

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

(in thousands)	2013	2014	2015	2016	2017	Thereafter	Total
Long-term debt - other than bank [1]							
Electric utilities	$ -	$ 11,400	$ -	$ -	$ -	$ 1,136,472	$ 1,147,872
HEI	50,000	100,000	-	75,000	-	50,000	275,000
	$ 50,000	$ 111,400	$ -	$ 75,000	$ -	$ 1,186,472	$ 1,422,872

[1] Excludes deposit liabilities, other bank borrowings and intercompany borrowings.

[2] See pages 14 and 15 for additional information.

Note: See HEI's "Notes to Consolidated Financial Statements" included or incorporated in HEI's Form 10-K for each year.

7

GAAP EARNINGS AND RETURN ON AVERAGE COMMON EQUITY BY COMPANY Hawaiian Electric Industries, Inc. and Subsidiaries Unaudited Years ended December 31 2012 2011 2010 2009 2008 (dollars in thousands) Net income (loss) for common stock by company Electric utilities HECO $70,440 $55,369 $50,989 $53,621 $54,966 HELCO 16,212 26,651 16,608 15,761 19,641 MECO 12,627 17,975 9,012 10,224 17,792 Renewable Hawaii, Inc. (2) (5) (8) (11) (77) Uluwehiokama Biofuels Corp. (1) (4) (12) (149) (347) 99,276 99,986 76,589 79,446 91,975 ASB consolidated 58,637 59,843 58,456 21,767 17,827 HEI and other (19,255) (21,599) (21,510) (18,202) (19,524) Consolidated HEI $138,658 $138,230 $113,535 $83,011 $90,278 Diluted earnings per common share $1.42 $1.44 $1.21 $0.91 $1.07 Return on average common equity by company (simple average) Electric utilities HECO 7.6% 6.4% 6.1% 6.7% 7.6% HELCO 5.9 9.7 6.5 6.8 9.3 MECO 5.4 7.7 4.0 4.7 8.4 6.9 7.3 5.8 6.4 8.0 ASB consolidated 11.9 12.2 11.9 4.5 3.3 Consolidated HEI 8.9% 9.2% 7.8% 5.9% 6.8% NON-GAAP (CORE) EARNINGS AND RETURN ON AVERAGE COMMON EQUITY 1 Hawaiian Electric Industries, Inc. and Subsidiaries Unaudited Years ended December 31 2012 2011 2010 2009 2008 (dollars in millions, except per share amounts) Core net income (loss) Electric utility $123.7 $105.7 $76.6 $79.4 $92.0 Bank $58.6 $59.8 $58.5 $41.1 $53.4 Other $(19.3) $(21.6) $(21.5) $(18.2) $(19.5) Consolidated HEI $163.1 $143.9 $113.5 $102.3 $125.9 Core diluted earnings per common share $1.68 $1.50 $1.21 $1.12 $1.49 Adjusted return on average common equity (simple average) Electric utility 8.6% 7.7% 5.8% 6.4% 8.0% Bank 11.9 12.2 11.9 8.5 10.0 Consolidated HEI 10.4% 9.6% 7.8% 7.2% 9.5% Note: Columns may not foot due to rounding 1 See the reconciliation of GAAP to non-GAAP measures in the Appendix. 8

SELECTED DATA

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2012	2011	2010	2009	2008
(in thousands)					
CAPITAL STRUCTURE [1]					
Short-term borrowings	$ -	$ -	$ -	$ -	$ 41,550
Long-term debt, net, including current portion	1,147,872	1,058,070	1,057,942	1,057,815	904,501
Preferred stock	34,293	34,293	34,293	34,293	34,293
Common stock equity [2]	1,472,136	1,402,841	1,334,155	1,303,165	1,185,599
	$ 2,654,301	$ 2,495,204	$ 2,426,390	$ 2,395,273	$ 2,165,943
CAPITAL STRUCTURE RATIOS (%) [1]					
Short-term borrowings	-	-	-	-	1.9
Long-term debt, net, including current portion	43.2	42.4	43.6	44.2	41.8
Preferred stock	1.3	1.4	1.4	1.4	1.6
Common stock equity	55.5	56.2	55.0	54.4	54.7
	100.0	100.0	100.0	100.0	100.0
KEY FINANCIAL RATIOS (%)					
Ratio of earnings to fixed charges (SEC method)	3.37	3.52	2.88	2.99	3.48
Authorized return on rate base [3]					
HECO	8.11	8.16	8.16	8.66	8.66
HELCO	8.31	8.33	8.33	9.14	9.14
MECO	8.15	8.67	8.67	8.83	8.83
Earned rate-making return on simple average rate base [4]					
HECO	8.15	6.83	5.93	6.12	7.05
HELCO	6.99	8.78	5.86	5.70	7.21
MECO	5.95	7.07	4.86	4.99	7.03
Authorized return on simple average common equity [3]					
HECO	10.00	10.00	10.00 [7]	10.70	10.70
HELCO	10.00	10.70	10.70	11.50	11.50
MECO	10.00	10.70	10.70	10.94	10.94
Earned rate-making return on simple average common equity [5]					
HECO	10.56	8.03	6.15	7.02	8.07
HELCO	7.79	10.85	6.24	6.89	9.39
MECO	6.69	8.10	3.90	4.76	8.54
Book return on simple average common equity [6]					
HECO	7.57	6.43	6.08	6.74	7.60
HELCO	5.90	9.68	6.51	6.84	9.31
MECO	5.44	7.73	4.00	4.69	8.41
RATE BASE (in millions, simple average)					
HECO	$ 1,532 [8]	$ 1,401	$ 1,406	$ 1,276	$ 1,178
HELCO	454 [8]	453	458	417	369
MECO	403 [8]	385	382	386	387
	$ 2,389	$ 2,239	$ 2,246	$ 2,079	$ 1,934
DEPRECIATION AND AFUDC (%)					
Composite annual depreciation rate	3.1	3.2	3.5	3.8	3.8
Accumulated depreciation as percent of gross plant [1]	36.7	37.5	38.4	37.9	38.0
Weighted-average AFUDC rate	7.6	8.0	8.1	8.1	8.1

1 At December 31

2 Certain reclassifications have been made to prior years' financial statements to conform to the 2012 presentation, which did not affect previously reported results of operations.

3 Reflects latest final decision and order as of the end of the respective years. The return on rate base used by the PUC for purposes of the most recent interim decision and order in MECO's rate case was 7.91%.

4 Based on recorded income and average rate base, both adjusted for items not included in determining electric rates.

5 Beginning in 2011, this calculation is based on recorded income and the average common equity capitalization of the average rate base, both adjusted for items not included in determining electric rates. Prior to 2011, it was based on average common equity on the balance sheet adjusted for items not included in determining electric rates.

6 Based on recorded net income divided by average common equity, simple average method.

7 Represents the authorized return from the 2009 test year final D&O effective March 1, 2011.

8 The 12/31/12 rate base amounts for HECO, HELCO and MECO were $1,605, $456 and $414, respectively.

9

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31 (in thousands)	2012	2011	2010	2009	2008
Operating revenues	$ 3,101,998	$ 2,973,764	$ 2,367,441	$ 2,026,672	$ 2,853,639
Operating expenses					
Fuel oil	1,297,419	1,265,126	900,408	671,970	1,229,193
Purchased power	724,240	689,652	548,800	499,804	689,828
Other operation	272,117	257,065	251,027	248,515	243,249
Maintenance	122,312	121,219	127,487	107,531	101,624
Depreciation	144,498	142,975	149,708	144,533	141,678
Taxes, other than income taxes	292,841	276,504	222,117	191,699	261,823
Income taxes	76,594	65,988	48,053	48,212	56,307
Total operating expenses	2,930,021	2,818,529	2,247,600	1,912,264	2,723,702
Operating income	171,977	155,235	119,841	114,408	129,937
Other income (deductions)					
Allowance for equity funds used during construction	7,007	5,964	6,016	12,222	9,390
Impairment of assets	(40,000)	(9,215)	-	-	-
Other, net	4,441	3,126	10,494	7,051	5,115
Income tax benefits	15,546	4,404	1,185	436	544
Total other income (deductions)	(13,006)	4,279	17,695	19,709	15,049
Interest and other charges					
Interest on long-term debt	59,014	57,532	57,532	51,820	47,302
Amortization of net bond premium and expense	2,905	3,081	2,975	3,254	2,530
Other interest charges (credits)	136	(582)	1,003	2,870	4,925
Allowance for borrowed funds used during construction	(4,355)	(2,498)	(2,558)	(5,268)	(3,741)
Total interest and other charges	57,700	57,533	58,952	52,676	51,016
Net income	101,271	101,981	78,584	81,441	93,970
Preferred stock dividends of subsidiaries	915	915	915	915	915
Net income attributable to HECO	100,356	101,066	77,669	80,526	93,055
Preferred stock dividends of HECO	1,080	1,080	1,080	1,080	1,080
Net income for common stock	99,276	99,986	76,589	79,446	91,975
Retained earnings, January 1	881,041	851,613	823,793	799,347	721,461
Common stock dividends	(73,044)	(70,558)	(48,769)	(55,000)	(14,089)
Retained earnings, December 31	$ 907,273	$ 881,041	$ 851,613	$ 823,793	$ 799,347

Note: See HECO's "Notes to Consolidated Financial Statements" included or incorporated in HEI's and HECO's Form 10-K for each year.

10

CONSOLIDATED BALANCE SHEETS

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

December 31	2012	2011	2010	2009	2008
(in thousands)					
ASSETS					
Utility plant, at cost					
Land	$ 51,568	$ 51,514	$ 51,364	$ 52,530	$ 42,541
Plant and equipment	5,364,400	5,052,027	4,896,974	4,696,257	4,277,499
Less accumulated depreciation	(2,040,789)	(1,966,894)	(1,941,059)	(1,848,416)	(1,741,453)
Construction in progress	151,378	138,838	101,562	132,980	266,628
Net utility plant	3,526,557	3,275,485	3,108,841	3,033,351	2,845,215
Current assets					
Cash and equivalents	17,159	48,806	122,936	73,578	6,901
Customer accounts receivable, net	210,779	183,328	138,171	133,286	166,422
Accrued unbilled revenues, net	134,298	137,826	104,384	84,276	106,544
Other accounts receivable, net	28,176	8,623	9,376	8,449	7,918
Fuel oil stock, at average cost	161,419	171,548	152,705	78,661	77,715
Materials and supplies, at average cost	51,085	43,188	36,717	35,908	34,532
Prepayments and other [1]	32,865	36,667	57,281	18,266	14,691
Regulatory assets	51,267	20,283	7,349	6,849	6,654
Total current assets	687,048	650,269	628,919	439,273	421,377
Other long-term assets					
Regulatory assets	813,329	649,106	470,981	420,013	523,965
Unamortized debt expense	10,554	12,786	14,030	14,288	14,503
Other	71,305	86,361	64,974	73,532	53,114
Total other long-term assets	895,188	748,253	549,985	507,833	591,582
	$ 5,108,793	$ 4,674,007	$ 4,287,745	$ 3,980,457	$ 3,858,174
CAPITALIZATION AND LIABILITIES					
Capitalization					
Common stock equity [1]	$ 1,472,136	$ 1,402,841	$ 1,334,155	$ 1,303,165	$ 1,185,599
Cumulative preferred stock -					
not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Long-term debt, net	1,147,872	1,000,570	1,057,942	1,057,815	904,501
Total capitalization	2,654,301	2,437,704	2,426,390	2,395,273	2,124,393
Current liabilities					
Short-term borrowings - affiliate	-	-	-	-	41,550
Current portion of long-term debt	-	57,500	-	-	-
Accounts payable	186,824	188,580	178,959	132,711	122,994
Interest and preferred dividends payable	21,092	19,483	20,603	21,223	15,397
Taxes accrued [1]	251,066	230,076	181,268	161,400	225,354
Other	62,879	69,353	56,354	48,192	55,268
Total current liabilities	521,861	564,992	437,184	363,526	460,563
Deferred credits and other liabilities					
Deferred income taxes	417,611	337,863	269,286	180,603	166,310
Regulatory liabilities	322,074	315,466	296,797	288,214	288,602
Unamortized tax credits	66,584	60,614	58,810	56,870	58,796
Retirement benefits liability	620,205	494,753	355,844	296,623	392,845
Other	100,637	106,412	108,070	77,804	54,949
Total deferred credits and other liabilities	1,527,111	1,315,108	1,088,807	900,114	961,502
Contributions in aid of construction	405,520	356,203	335,364	321,544	311,716
	$ 5,108,793	$ 4,674,007	$ 4,287,745	$ 3,980,457	$ 3,858,174

[1] Certain reclassifications have been made to prior years' financial statements to conform to the 2012 presentation, which did not affect previously reported results of operations.

Note: See HECO's "Notes to Consolidated Financial Statements" included or incorporated in HEI's and HECO's Form 10-K for each year.

11

CONSOLIDATED STATEMENTS OF CASH FLOWS

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31 (in thousands)	2012	2011	2010	2009	2008
Cash flows from operating activities					
Net income	$ 101,271	$ 101,981	$ 78,584	$ 81,441	$ 93,970
Adjustments to reconcile net income to net cash provided by operating activities:					
Depreciation of utility plant	144,498	142,975	149,708	144,533	141,678
Other amortization	6,998	17,378	7,725	10,045	8,619
Impairment of assets	40,000	9,215	-	-	-
Changes in deferred income taxes	86,878	69,091	95,685	14,762	3,882
Changes in tax credits, net	6,075	2,087	2,841	(1,332)	1,470
Allowance for equity funds used during construction	(7,007)	(5,964)	(6,016)	(12,222)	(9,390)
Change in cash overdraft	-	(2,688)	(141)	-	-
Changes in assets and liabilities:					
Decrease (increase) in accounts receivable	(47,004)	(44,404)	(5,812)	32,605	(21,313)
Decrease (increase) in accrued unbilled revenues	3,528	(33,442)	(20,108)	22,268	7,730
Decrease (increase) in fuel oil stock	10,129	(18,843)	(74,044)	(946)	14,156
Increase in materials and supplies	(7,897)	(6,471)	(809)	(1,376)	(274)
Increase in regulatory assets	(72,401)	(40,132)	(2,936)	(17,597)	(3,229)
Increase (decrease) in accounts payable	(38,913)	(35,815)	25,392	(6,165)	(14,901)
Changes in prepaid and accrued income taxes and revenue taxes	25,239	69,736	(10,170)	(61,951)	28,055
Contributions to defined benefit pension and other postretirement benefit plans	(63,075)	(73,176)	(31,068)	(24,086)	(13,696)
Other	(11,088)	9,866	38,958	21,515	8,251
Net cash provided by operating activities	177,231	161,394	247,789	201,494	245,008
Cash flows from investing activities					
Capital expenditures	(310,091)	(226,022)	(174,344)	(286,445)	(278,476)
Contributions in aid of construction	45,982	23,534	22,555	14,170	17,319
Other	-	77	1,327	340	1,157
Net cash used in investing activities	(264,109)	(202,411)	(150,462)	(271,935)	(260,000)
Cash flows from financing activities					
Net increase (decrease) in short-term borrowings from nonaffiliates and affiliate with original maturities of three months or less	-	-	-	(10,464)	12,759
Proceeds from issuance of long-term debt	457,000	-	-	153,186	19,275
Repayment of long-term debt	(368,500)	-	-	-	-
Proceeds from issuance of common stock	44,000	40,000	4,250	61,914	-
Preferred stock dividends of HECO and subsidiaries	(1,995)	(1,995)	(1,995)	(1,995)	(1,995)
Common stock dividends	(73,044)	(70,558)	(48,769)	(55,000)	(14,089)
Other	(2,230)	(560)	(1,455)	(10,523)	1,265
Net cash provided by (used in) financing activities	55,231	(33,113)	(47,969)	137,118	17,215
Net increase (decrease) in cash and cash equivalents	(31,647)	(74,130)	49,358	66,677	2,223
Cash and cash equivalents, January 1	48,806	122,936	73,578	6,901	4,678
Cash and cash equivalents, December 31	$ 17,159	$ 48,806	$ 122,936	$ 73,578	$ 6,901

Note: See HECO's "Notes to Consolidated Financial Statements" included or incorporated in HEI's and HECO's Form 10-K for each year.

Note: The amounts for "Increase (decrease) in accounts payable" and "Capital expenditures" for years 2010 and 2009 were restated to conform to the 2011 presentation. Year 2008 has not been similarly restated.

12

CUMULATIVE PREFERRED STOCK NOT SUBJECT TO MANDATORY REDEMPTION

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31					2012	2011	2010	2009	2008
(dollars in thousands, except par values)									
	Par value			Shares outstanding 12/31/12					
C	4.25%	$ 20	HECO	150,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000
D	5.00	20	HECO	50,000	1,000	1,000	1,000	1,000	1,000
E	5.00	20	HECO	150,000	3,000	3,000	3,000	3,000	3,000
H	5.25	20	HECO	250,000	5,000	5,000	5,000	5,000	5,000
I	5.00	20	HECO	89,657	1,793	1,793	1,793	1,793	1,793
J	4.75	20	HECO	250,000	5,000	5,000	5,000	5,000	5,000
K	4.65	20	HECO	175,000	3,500	3,500	3,500	3,500	3,500
G	7.625	100	HELCO	70,000	7,000	7,000	7,000	7,000	7,000
H	7.625	100	MECO	50,000	5,000	5,000	5,000	5,000	5,000
				1,234,657	$ 34,293	$ 34,293	$ 34,293	$ 34,293	$ 34,293

Note: See HECO's "Notes to Consolidated Financial Statements" included or incorporated in HEI's and HECO's Form 10-K for each year.

13

LONG-TERM DEBT

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2012	2011	2010	2009	2008
(in thousands)					
OBLIGATIONS TO THE STATE OF HAWAII FOR THE REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS					
HECO					
Series 1993, 5.45%, due 2023	$ -	$ 50,000	$ 50,000	$ 50,000	$ 50,000
Series 1997A, 5.65%, due 2027	50,000	50,000	50,000	50,000	50,000
Refunding series 1998A, 4.95%, due 2012	-	42,580	42,580	42,580	42,580
Refunding series 1999B, 5.75%, due 2018	-	30,000	30,000	30,000	30,000
Series 1999C, 6.20%, due 2029	-	35,000	35,000	35,000	35,000
Refunding series 1999D, 6.15%, due 2020	-	16,000	16,000	16,000	16,000
Refunding series 2000, 5.70%, due 2020	-	46,000	46,000	46,000	46,000
Series 2002A, 5.10%, due 2032	-	40,000	40,000	40,000	40,000
Refunding series 2003B, 5.00%, due 2022	40,000	40,000	40,000	40,000	40,000
Refunding series 2005A, 4.80%, due 2025	40,000	40,000	40,000	40,000	40,000
Series 2007A, 4.65%, due 2037	100,000	100,000	100,000	100,000	100,000
Refunding series 2007B, 4.60%, due 2026	62,000	62,000	62,000	62,000	62,000
Series 2009, 6.50%, due 2039	90,000	90,000	90,000	90,000	-
	$ 382,000	$ 641,580	$ 641,580	$ 641,580	$ 551,580

(Continued on next page)

14

LONG-TERM DEBT (Continued)

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2012	2011	2010	2009	2008
(in thousands)					
OBLIGATIONS TO THE STATE OF HAWAII FOR THE REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS					
HELCO					
Series 1993, 5.45%, due 2023	$ -	$ 20,000	$ 20,000	$ 20,000	$ 20,000
Series 1997A, 5.65%, due 2027	30,000	30,000	30,000	30,000	30,000
Refunding series 1998A, 4.95%, due 2012	-	7,200	7,200	7,200	7,200
Refunding series 1999A, 5.50%, due 2014	11,400	11,400	11,400	11,400	11,400
Refunding series 1999B, 5.75%, due 2018	-	11,000	11,000	11,000	11,000
Refunding series 1999D, 6.15%, due 2020	-	3,000	3,000	3,000	3,000
Refunding series 2003A, 4.75%, due 2020	14,000	14,000	14,000	14,000	14,000
Refunding series 2003B, 5.00%, due 2022	12,000	12,000	12,000	12,000	12,000
Refunding series 2005A, 4.8%, due 2025	5,000	5,000	5,000	5,000	5,000
Series 2007A, 4.65%, due 2037	20,000	20,000	20,000	20,000	20,000
Refunding series 2007B, 4.60%, due 2026	8,000	8,000	8,000	8,000	8,000
Series 2009, 6.50%, due 2039	60,000	60,000	60,000	60,000	-
	160,400	201,600	201,600	201,600	141,600
MECO					
Series 1993, 5.45%, due 2023	-	30,000	30,000	30,000	30,000
Series 1997A, 5.65%, due 2027	20,000	20,000	20,000	20,000	20,000
Refunding series 1998A, 4.95%, due 2012	-	7,720	7,720	7,720	7,720
Refunding series 1999B, 5.75%, due 2018	-	9,000	9,000	9,000	9,000
Refunding series 1999D, 6.15%, due 2020	-	1,000	1,000	1,000	1,000
Refunding series 2000, 5.70%, due 2020	-	20,000	20,000	20,000	20,000
Refunding series 2005A, 4.8%, due 2025	2,000	2,000	2,000	2,000	2,000
Series 2007A, 4.65%, due 2037	20,000	20,000	20,000	20,000	20,000
Refunding series 2007B, 4.60%, due 2026	55,000	55,000	55,000	55,000	55,000
	97,000	164,720	164,720	164,720	164,720
	639,400	1,007,900	1,007,900	1,007,900	857,900
Less funds on deposit with trustees	-	-	-	-	(3,186)
	639,400	1,007,900	1,007,900	1,007,900	854,714
OTHER LONG-TERM DEBT (UNSECURED)					
Taxable unsecured senior notes:					
HECO, 3.79%, series 2012A, due 2018	30,000	-	-	-	-
HELCO, 3.79%, series 2012A, due 2018	11,000	-	-	-	-
MECO, 3.79%, series 2012A, due 2018	9,000	-	-	-	-
HECO, 4.03%, series 2012B, due 2020	62,000	-	-	-	-
MECO, 4.03%, series 2012B, due 2020	20,000	-	-	-	-
HECO, 4.55%, series 2012C, due 2023	50,000	-	-	-	-
HELCO, 4.55%, series 2012B, due 2023	20,000	-	-	-	-
MECO, 4.55%, series 2012C, due 2023	30,000	-	-	-	-
HECO, 4.72%, series 2012D, due 2029	35,000	-	-	-	-
HECO, 5.39%, series 2012E, due 2042	150,000	-	-	-	-
HECO, 4.53%, series 2012F, due 2032	40,000	-	-	-	-
	457,000	-	-	-	-
6.50%, series 2004, Junior subordinated deferrable interest debentures, due 2034	51,546	51,546	51,546	51,546	51,546
Long-term debt, including amounts due within one year	1,147,946	1,059,446	1,059,446	1,059,446	906,260
Less unamortized discount	(74)	(1,376)	(1,504)	(1,631)	(1,759)
Less current portion of long-term debt	-	(57,500)	-	-	-
Long-term debt, net	$ 1,147,872	$ 1,000,570	$ 1,057,942	$ 1,057,815	$ 904,501

Note: See HECO's "Notes to Consolidated Financial Statements" included or incorporated in HEI's and HECO's Form 10-K for each year.

15

CUSTOMER, SALES AND REVENUE DATA

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2012	2011	2010	2009	2008
SERVICE AREA					
Service area (square miles)	5,815	5,766	5,766	5,766	5,766
Service area population (estimated, in thousands)	n/a	1,307	1,293	1,231	1,224
CUSTOMER ACCOUNTS [1]					
Residential	392,025	390,133	388,307	385,886	383,042
Commercial	54,005	53,904	54,374	54,527	55,243
Large light and power	577	567	548	558	543
Other	1,636	1,625	1,627	1,613	1,583
	448,243	446,229	444,856	442,584	440,411
CUSTOMER ACCOUNTS BY COMPANY [1]					
HECO	297,529	296,800	296,422	295,282	293,740
HELCO	81,792	81,199	80,695	79,813	79,606
MECO	68,922	68,230	67,739	67,489	67,065
Consolidated	448,243	446,229	444,856	442,584	440,411
KILOWATTHOUR SALES (millions)					
Residential	2,582	2,770	2,830	2,893	2,925
Commercial	3,074	3,204	3,185	3,222	3,326
Large light and power	3,500	3,503	3,513	3,525	3,633
Other	50	50	51	50	52
	9,206	9,527	9,579	9,690	9,936
KILOWATTHOUR SALES MIX (%)					
Residential	28.1	29.1	29.5	29.9	29.4
Commercial	33.4	33.6	33.3	33.2	33.5
Large light and power	38.0	36.8	36.7	36.4	36.6
Other	0.5	0.5	0.5	0.5	0.5
	100.0	100.0	100.0	100.0	100.0
KILOWATTHOUR SALES BY COMPANY (millions)					
HECO	6,976	7,242	7,277	7,378	7,556
HELCO	1,085	1,104	1,110	1,120	1,141
MECO	1,145	1,181	1,192	1,192	1,239
Consolidated	9,206	9,527	9,579	9,690	9,936
KILOWATTHOUR SALES GROWTH BY COMPANY (%)					
HECO	(3.7)	(0.5)	(1.4)	(2.4)	(1.6)
HELCO	(1.7)	(0.5)	(0.9)	(1.8)	(1.9)
MECO	(3.1)	(0.9)	(0.1)	(3.8)	(3.2)
Consolidated	(3.4)	(0.5)	(1.1)	(2.5)	(1.8)

[1] At December 31

16

CUSTOMER, SALES AND REVENUE DATA (Continued)

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2012	2011	2010	2009	2008
ELECTRIC OPERATING REVENUES (thousands)					
Electric sales revenue					
Residential	$ 952,159	$ 946,653	$ 781,467	$ 690,656	$ 935,061
Commercial	1,060,983	1,024,725	814,109	694,087	973,048
Large light and power	1,062,226	976,949	752,056	623,159	921,321
Other	17,392	16,172	13,004	10,721	15,069
	3,092,760	2,964,499	2,360,636	2,018,623	2,844,499
Other revenues	9,238	9,265	6,805	8,049	9,140
Operating revenues	$ 3,101,998	$ 2,973,764	$ 2,367,441	$ 2,026,672	$ 2,853,639
Less:					
Fuel oil	1,297,419	1,265,126	900,408	671,970	1,229,193
Purchased power	724,240	689,652	548,800	499,804	689,828
Taxes, other than income taxes	292,841	276,504	222,117	191,699	261,823
Net revenues	$ 787,498	$ 742,482	$ 696,116	$ 663,199	$ 672,795
ELECTRIC OPERATING REVENUES BY COMPANY (thousands)					
HECO	$ 2,221,929	$ 2,110,248	$ 1,649,608	$ 1,384,885	$ 1,954,772
HELCO	440,343	444,266	372,633	343,943	446,297
MECO	439,726	419,250	345,200	297,844	452,570
Consolidated	$ 3,101,998	$ 2,973,764	$ 2,367,441	$ 2,026,672	$ 2,853,639
AVERAGE REVENUE PER KWH SOLD (cents)					
Residential	36.88	34.18	27.61	23.87	31.97
Commercial	34.51	31.99	25.56	21.54	29.25
Large light and power	30.35	27.89	21.41	17.68	25.36
Other	34.93	32.37	25.63	21.36	28.81
	33.60	31.12	24.65	20.83	28.63
AVERAGE REVENUE PER KWH SOLD BY COMPANY (cents)					
HECO	31.78	29.05	22.61	18.70	25.78
HELCO	40.48	40.16	33.50	30.63	39.02
MECO	38.16	35.35	28.83	24.86	36.40
Consolidated	33.60	31.12	24.65	20.83	28.63
AVERAGE ANNUAL RESIDENTIAL USE PER CUSTOMER BY COMPANY (KWH)					
HECO	6,729	7,319	7,540	7,759	7,868
HELCO	5,958	6,271	6,405	6,613	6,703
MECO	6,745	7,195	7,368	7,503	7,681
Consolidated	6,596	7,117	7,317	7,523	7,640
Average monthly electric sales revenue per residential customer	$ 203	$ 203	$ 168	$ 150	$ 204

17

POWER SUPPLY DATA

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2012	2011	2010	2009	2008
ENERGY NET GENERATED AND PURCHASED (millions of KWH)					
Net generated					
Fuel oil					
Steam-conventional	4,508	4,798	4,884	4,972	5,193
Combustion turbine [1]	26	24	29	98	125
Diesel	204	238	242	295	264
Combined-cycle	807	883	878	723	662
	5,545	5,943	6,033	6,088	6,244
Biofuels	28	59	3	0	0
Hydro and wind	29	20	17	29	18
Total net generated	5,602	6,022	6,053	6,117	6,262
Purchased	4,093	4,010	4,063	4,120	4,248
	9,695	10,032	10,116	10,237	10,510
GENERATION MIX (%)					
Fuel oil					
Steam-conventional	46.5	47.8	48.3	48.6	49.4
Combustion turbine [1]	0.3	0.2	0.3	0.9	1.2
Diesel	2.1	2.4	2.4	2.9	2.5
Combined-cycle	8.3	8.8	8.7	7.1	6.3
	57.2	59.2	59.7	59.5	59.4
Biofuels	0.3	0.6	0.0	0.0	0.0
Hydro and wind	0.3	0.2	0.1	0.3	0.2
Total generation	57.8	60.0	59.8	59.8	59.6
Purchased	42.2	40.0	40.2	40.2	40.4
	100.0	100.0	100.0	100.0	100.0
SYSTEM CAPABILITY (MW) [2,3]					
Company-owned generation					
Steam-conventional	1,207	1,207	1,205	1,205	1,205
Combustion turbine [1]	150	150	150	263	193
Diesel	147	147	147	177	176
Biodiesel (CIP CT-1)	113	113	113	0	0
Combined-cycle	170	170	170	170	113
	1,787	1,787	1,785	1,815	1,687
Firm purchase power contracts	545	540	540	532	540
	2,332	2,327	2,325	2,347	2,227
SYSTEM CAPABILITY BY COMPANY (MW) [2,3]					
HECO	1,756	1,756	1,756	1,785	1,672
HELCO	292	287	285	278	272
MECO	284	284	284	284	283
	2,332	2,327	2,325	2,347	2,227
SYSTEM PEAK LOAD BY COMPANY (MW) [4]					
HECO	1,141	1,141	1,162	1,213	1,186
HELCO	189	189	190	195	198
MECO	205	200	210	210	206
	1,535	1,530	1,562	1,618	1,590
FUEL OIL DATA					
Barrels of fuel oil consumed (thousands)	9,395	10,032	10,276	10,514	10,735
Average fuel oil cost per barrel	$138.09	$123.63	$87.62	$63.91	$114.50
Average fuel oil cost per million BTU (cents)	2,210.4	1,986.7	1,404.8	1,026.4	1,840.0
Fuel oil cost per net KWH generated (cents)	23.281	21.078	14.915	11.036	19.687
BTU per net KWH generated by company					
HECO	10,448	10,583	10,545	10,590	10,496
HELCO	12,025	11,766	11,939	13,085	13,984
MECO	10,193	10,135	10,254	10,323	10,240
Consolidated	10,533	10,609	10,617	10,753	10,700
OTHER DATA					
Losses and system uses (%)	4.8	4.8	5.1	5.1	5.2
Reserve margin (%) [4]	56.0	56.1	52.6	50.0	44.5
Annual load factor (%) [4]	72.1	74.8	73.9	72.2	75.3
Cost per KWH purchased (cents)	17.694	17.199	13.508	12.132	16.238

[1] 2009 includes CIP CT-1 biodiesel

[2] At December 31

[3] Excludes hydro run-of-river units

[4] Net, noncoincident and nonintegrated

18

SELECTED DATA

American Savings Bank, F.S.B. and Subsidiaries
Unaudited

Years ended December 31	2012	2011	2010	2009	2008
REGULATORY CAPITAL (%)					
Tangible capital					
ASB	9.15	9.04	9.21	8.99	8.48
Requirement	1.50	1.50	1.50	1.50	1.50
Core (leverage) capital					
ASB	9.15	9.04	9.21	8.99	8.48
Requirement	4.00	4.00	4.00	4.00	4.00
Risk-based capital					
ASB	12.77	12.92	13.85	14.06	12.76
Requirement	8.00	8.00	8.00	8.00	8.00
KEY STATISTICS (%)					
Return on assets [1]					
ASB	1.18	1.23	1.20	0.43	0.29
Peers [2]	0.94	0.91	0.52	0.16	0.65
High performing peers [2]	1.15	1.16	1.09	0.85	0.99
Net interest margin					
ASB	3.93	4.12	4.23	4.19	3.62
Peers [2]	3.72	3.83	3.62	3.43	3.53
High performing peers [2]	4.02	4.08	4.21	3.89	3.88
Efficiency ratio					
ASB	59	57	56	72	85
Peers [2]	60	62	61	64	60
High performing peers [2]	54	54	54	54	54
Revenue growth					
ASB	1.72	(4.73)	13.48	(8.67)	(4.69)
Peers [2]	3.90	1.71	4.60	12.19	3.29
High performing peers [2]	2.39	4.46	4.32	14.43	8.00
Net charge-offs to loans outstanding					
ASB	0.24	0.49	0.61	0.66	0.11
Peers [2]	0.53	0.75	1.34	1.18	0.58
High performing peers [2]	0.30	0.42	0.76	0.70	0.57
OTHER DATA					
Dividend paid to HEI (via ASHI) ($ in millions) [3]	45	63	62	50	108
Branch locations [4]	57	57	57	60	63

1 2009 net income included $19 million after tax charge related to the sale of private-issue mortgage-related securities.
2008 net income included $36 million after tax charge related to the balance sheet restructuring.

2 2009-2011 peer group includes publicly traded banks and thrifts between $3.5 billion and $8.0 billion in total assets.
2007-2008 peer group includes publicly traded banks and thrifts between $4.0 and $9.0 billion in total assets.

3 2011 includes noncash dividends of $5 million

4 At December 31

19

CONSOLIDATED STATEMENTS OF INCOME

American Savings Bank, F.S.B. and Subsidiaries

Unaudited

Years ended December 31 (in thousands)	2012	2011	2010	2009	2008
Interest and dividend income					
Interest and fees on loans	$ 176,057	$ 184,485	$ 195,192	$ 217,838	$ 247,210
Interest and dividends on investment and mortgage-related securities	13,822	14,568	14,946	26,977	65,208
Total interest and dividend income	189,879	199,053	210,138	244,815	312,418
Interest expense					
Interest on deposit liabilities	6,423	8,983	14,696	34,046	61,483
Interest on other borrowings	4,869	5,486	5,653	9,497	43,941
Total interest expense	11,292	14,469	20,349	43,543	105,424
Net interest income	178,587	184,584	189,789	201,272	206,994
Provision for loan losses	12,883	15,009	20,894	32,000	10,334
Net interest income after provision for loan losses	165,704	169,575	168,895	169,272	196,660
Noninterest income					
Fees from other financial services	31,361	28,881	27,280	25,267	24,846
Fee income on deposit liabilities	17,775	18,026	26,369	30,713	28,332
Fee income on other financial products	6,577	6,704	6,487	5,833	6,683
Net gains (losses) on sale of securities	134	371	-	(32,034)	(17,376)
Net losses on available-for-sale securities	-	-	-	(15,444)	(7,764)
Gain on sale of loans	14,628	5,028	6,338	8,586	1,857
Other income, net	5,185	6,344	6,081	6,983	9,557
Total noninterest income	75,660	65,354	72,555	29,904	46,135
Noninterest expense					
Compensation and employee benefits	75,979	71,137	71,476	73,990	77,858
Loss on early extinguishment of debt	-	-	-	760	39,843
Occupancy and equipment	24,284	24,057	23,168	30,906	34,434
Data processing	10,098	8,155	13,213	14,382	10,678
Services	9,866	7,396	6,594	11,189	16,706
Other expense	32,116	32,648	34,487	36,244	36,485
Total noninterest expense	152,343	143,393	148,938	167,471	216,004
Income before income taxes	89,021	91,536	92,512	31,705	26,791
Income taxes	30,384	31,693	34,056	9,938	8,964
Net income for common stock	$ 58,637	$ 59,843	$ 58,456	$ 21,767 [1]	$ 17,827 [2]

[1] Includes $19 million after tax charge related to the sale of private-issue mortgage-related securities.

[2] Includes $36 million after tax charge related to the balance sheet restructuring.

Note: See Note 4 to HEI's "Notes to Consolidated Financial Statements" included or incorporated in HEI's Form 10-K for each year.

20

CONSOLIDATED BALANCE SHEETS American Savings Bank, F.S.B. and Subsidiaries Unaudited December 31 2012 2011 2010 2009 2008 (in thousands) ASSETS Cash and equivalents $184,430 $219,678 $206,118 $427,375 $169,298 Available-for-sale investment and mortgage-related securities 671,358 624,331 678,152 432,881 657,717 Investment in stock of Federal Home Loan Bank of Seattle 96,022 97,764 97,764 97,764 97,764 Loans receivable, net 3,763,238 3,652,419 3,497,729 3,670,493 4,206,492 Real estate acquired in settlement of loans, net 6,050 7,260 4,292 3,959 1,492 Other and other intangibles, net 238,385 226,332 230,514 226,323 222,167 Goodwill 82,190 82,190 82,190 82,190 82,190 Total assets $5,041,673 $4,909,974 $4,796,759 $4,940,985 $5,437,120 LIABILITIES AND SHAREHOLDER'S EQUITY Deposit liabilities $4,229,916 $4,070,032 $3,975,372 $4,058,760 $4,180,175 Other borrowings 195,926 233,229 237,319 297,628 680,973 Other 117,752 118,078 90,683 92,129 98,598 Total liabilities 4,543,594 4,421,339 4,303,374 4,448,517 4,959,746 Common stock 333,712 331,880 330,562 329,439 328,162 Retained earnings 179,763 166,126 169,111 172,655 197,235 Accumulated other comprehensive loss, net of tax benefits (15,396) (9,371) (6,288) (9,626) (48,023) Total shareholder's equity 498,079 488,635 493,385 492,468 477,374 Total liabilities and shareholder's equity $5,041,673 $4,909,974 $4,796,759 $4,940,985 $5,437,120 Note: See Note 4 to HEI's “Notes to Consolidated Financial Statements” included or incorporated in HEI's Form 10-K for each year. 21

STATE OF HAWAII DATA

Unaudited

Years ended December 31, except as noted	2012	2011	2010	2009	2008
POPULATION BY COUNTY (thousands) [1]					
Honolulu	n/a	964	953	943	934
Hawaii	n/a	187	185	184	182
Maui	n/a	157	155	153	151
Kauai	n/a	68	67	67	66
	1,392 e	1,375	1,360	1,347	1,332
VISITOR DATA					
Visitor arrivals by air (thousands)	7,837	7,174	6,917	6,420	6,713
Visitor days by air (thousands)	73,870	67,826	64,951	60,255	63,130
Visitor expenditures by air (billions)	$ 14.3	$ 12.0	$ 10.9	$ 9.8	$ 11.2
Year-over-year change (%)					
Visitor arrivals by air	9.2	3.7	7.7	(4.4)	(10.4)
Visitor days	8.9	4.4	7.8	(4.6)	(8.7)
Visitor expenditures by air	18.6	11.0	10.9	(12.4)	(11.1)
CONSTRUCTION INDUSTRY DATA (millions)					
Value of private building permits authorized [2]	$ 2,638	$ 1,859	$ 1,980	$ 1,999	$ 2,907
Government contracts awarded	$ 773	$ 431	$ 1,058	$ 779	$ 953
Estimated value of completed construction	n/a	$ 5,837	$ 5,590	$ 6,642	$ 7,987
FEDERAL GOVERNMENT DATA (millions)					
Department of Defense expenditures	n/a	n/a	$ 9,995	$ 8,319	$ 6,107
Other federal agencies expenditures	n/a	n/a	$ 10,860	$ 10,666	8,902
Total federal government expenditures	n/a	n/a	$ 20,855	$ 18,985	$ 15,009
OTHER DATA					
Real gross state product (billions of 2005 $s)	$ 58.9	$ 58.0	$ 58.1	$ 57.3	$ 60.1
Honolulu Consumer Price Index (%)	2.4	3.7	2.1	0.5	4.3
Total wage and salary jobs (thousands)	608.1	599.0	593.2	597.7	625.4
Unemployment rate (average annual %)	6.0	6.7	6.9	6.9	4.1

Note: Columns may not foot due to rounding

Sources: State of Hawaii Data Book 2011 (prior years), Hawaii State Department of Business, Economic Development & Tourism, Hawai'i Tourism Authority, United States Department of Labor, Bureau of Labor Statistics, and U.S. Census Bureau

1 Resident population estimates, including military personnel, excluding visitors, as of July 1 except for 2010 data which is based on the April 1 decennial census figure

2 Excludes public construction

e Estimate

n/a Not available

22

Appendix

EXPLANATION OF HEI'S USE OF CERTAIN UNAUDITED NON-GAAP MEASURES

HEI, HECO and ASB management use certain non-GAAP measures to evaluate the performance of the utility and bank. Management believes these non-GAAP measures provide useful information and are a better indicator of the utility's and bank's core operating activities. Core earnings as presented here may not be comparable to similarly titled measures used by other companies. The accompanying table provides a reconciliation of reported GAAP[1] earnings to non-GAAP core earnings for the utility, bank and HEI consolidated and the corresponding adjusted return on average common equity (ROACE).

The reconciling adjustments from GAAP earnings to core earnings for the utility are limited to the settlement charges for the partial write-off of utility assets in 2012 and 2011. As of the date of printing this presentation, the 2012 settlement agreement has not yet been approved by the PUC. For more information on the settlement charge recorded in 2012, see Note 3 to HEI's Consolidated Financial Statements in HEI's Form 10-K for the year ended December 31, 2012.

The reconciling adjustments from GAAP earnings to core earnings for the bank are limited to the 2009 loss on the liquidation of the private-issue mortgage-related securities portfolio and the 2008 balance sheet restructuring charge which reduced the size of the bank's balance sheet while enabling the bank to maintain its earnings power on a lower capital base.

Management believes that these transactions are unlikely to recur on a regular basis and does not consider these items to be representative of the company's fundamental core earnings.

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
(in millions, except per share amounts)

Years ended December 31	2012	2011	2010	2009	2008
CONSOLIDATED NET INCOME					
GAAP (as reported)	$ 138.7	$ 138.2	$ 113.5	$ 83.0	$ 90.3
Excluding special items (after-tax):					
Settlement agreements for the partial writedown of certain utility assets[2]	24.4	5.7	-	-	-
Charges related to ASB's private-issue mortgage-related securities	-	-	-	19.3	-
Charges related to ASB's balance sheet restructuring	-	-	-	-	35.6
Non-GAAP (core)	$ 163.1	$ 143.9	$ 113.5	$ 102.3	$ 125.9
Diluted earnings per common share (as reported)	$ 1.42	$ 1.44	$ 1.21	$ 0.91	$ 1.07
Non-GAAP (core) diluted earnings per common share	$ 1.68	$ 1.50	$ 1.21	$ 1.12	$ 1.49
HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)					
Based on GAAP	8.9%	9.2%	7.8%	5.9%	6.8%
Based on non-GAAP (core)[3]	10.4%	9.6%	7.8%	7.2%	9.5%
Hawaiian Electric Company, Inc. and Subsidiaries					
UTILITY NET INCOME					
GAAP (as reported)	$ 99.3	$ 100.0	$ 76.6	$ 79.4	$ 92.0
Excluding special items (after-tax):					
Settlement agreements for the partial writedown of certain utility assets[2]	24.4	5.7	-	-	-
Non-GAAP (core)	$ 123.7	$ 105.7	$ 76.6	$ 79.4	$ 92.0
UTILITY RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)					
Based on GAAP	6.9%	7.3%	5.8%	6.4%	8.0%
Based on non-GAAP (core)[3]	8.6%	7.7%	5.8%	6.4%	8.0%
American Savings Bank, F.S.B. and Subsidiaries					
BANK NET INCOME					
GAAP (as reported)	$ 58.6	$ 59.8	$ 58.5	$ 21.8	$ 17.8
Excluding special items (after-tax):					
Loss on the liquidation of the private-issue mortgage-related securities	-	-	-	19.3	-
Balance sheet restructuring charges	-	-	-	-	35.6
Non-GAAP (core)	$ 58.6	$ 59.8	$ 58.5	$ 41.1	$ 53.4
BANK RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)					
Based on GAAP	11.9%	12.2%	11.9%	4.5%	3.3%
Based on non-GAAP (core)[3]	11.9%	12.2%	11.9%	8.5%	10.0%

[1] U.S. Generally Accepted Accounting Principles
[2] The 2012 settlement agreement is subject to PUC approval
[3] Calculated as core net income divided by average GAAP common equity

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